Supplement No. 1 dated June 29, 2000
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to   Prospectus dated July 15, 1999


for  State Street Research Strategic Growth & Income Fund
     A series of State Street Research Income Trust


Investment Management

Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

In July 2000, John H. Kallis assumed responsibility for the fund's day-to-day portfolio management. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Mr. Kallis is supported by an in-house team of investment specialists. Mr. Kallis assigns varying portions of the fund's portfolio to individual team members. The team members are responsible for differing types of bond and stock investments, such as government securities, corporate bonds, growth stocks or value stocks.


Subject to shareholder approval as described below, the following policy changes are expected to be made:

                                                                   SGI-2029-0600
[State Street Logo] State Street Research        Control Number: (exp1000)SSR-LD
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Investment Policy Changes

The fundamental policy regarding diversification of investments would be amended to allow the fund to invest a greater percentage of fund assets in other mutual funds. The policy will be amended so that the provisions that limit the fund's investments in any one issuer to 5% of the fund's total assets and prevent the fund from investing in more than 10% of the voting securities of any one issuer will not apply to the purchase of shares of other investment companies or U.S. Government securities as defined under the Investment Company Act of 1940.


Rule 12b-1 Plan for Class A Shares

The fund's Rule 12b-1 plan of distribution would be amended to allow the fund to increase its Rule 12b-1 fees. These fees are used to pay for service, distribution and marketing expenses related to sales of Class A shares of the fund. The current 25 basis point fee would be increased to 40 basis points (0.40% or .0040) of the net assets attributable to Class A shares. If approved, only 5 basis points (0.05% or .0005) of the increase would be implemented initially and any further increase will be subject to Trustee approval.


For Further Information

The two above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for September 2000, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637) after July 7, 2000.